UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2023

KIRBY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-7615	74-1884980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive, Suite 1000
Houston, Texas		77007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 435-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kirby Corporation (the “Company”) previously filed a copy of its Annual Incentive Plan 2023 Plan Year Guidelines (the “2023 AIP Guidelines”) as Exhibit 10.6 to its Annual Report on Form 10-K filed on February 21, 2023. Unless specified otherwise, awards made under the 2023 AIP Guidelines constitute performance awards granted under Article V of the Kirby Corporation 2005 Stock and Incentive Plan (the “2005 SIP”) and are subject to the terms and provisions of the 2005 SIP. On March 24, 2023, the Compensation Committee of the Company’s Board of Directors approved the amendment and restatement of the 2023 AIP Guidelines (the “Amended and Restated 2023 AIP Guidelines”), to add a new performance measure for the Company’s Corporate Division regarding return on total capital (ROTC). The performance measures are used to calculate annual incentive payments to participants. The Compensation Committee made this change in order to incentivize utilization of capital to generate earnings.

Prior to the amendment and restatement of the 2023 AIP Guidelines, the incentive payment calculations for the Corporate Division were based upon performance measures in the following weights: (1) 40% earnings before interest, taxes, depreciation and amortization (EBITDA); (2) 40% earnings per share (EPS); and (3) 20% operating/environmental, social and governance metrics set on an annual basis (OP/ESG). Under the Amended and Restated 2023 AIP Guidelines, the incentive payment calculations for the Corporate Division are based upon performance measures in the following weights: (1) 40% EBITDA; (2) 30% EPS; (3) 20% OP/ESG; and (4) 10% ROTC.

The above description of certain terms of the Amended and Restated 2023 AIP Guidelines are qualified in all respects by the full text of the Amended and Restated 2023 AIP Guidelines, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)
Exhibits

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1†	Amended and Restated Annual Incentive Plan 2023 Plan Year Guidelines
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Management contract, compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIRBY CORPORATION

Date:	March 24, 2023	By:	/s/ Raj Kumar
Raj Kumar Executive Vice President and Chief Financial Officer